Balance Sheets (JGWPT Holdings Inc.) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013
Assets
Assets	$ 0
Commitments and Contingencies	0
Stockholder's Equity
Common Stock, par value $0.00001 per share, 1,000 shares authorized, none issued and outstanding	0
Total Stockholder's Equity	$ 0